UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025

Nextracker Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 270-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition.
On May 14, 2025, Nextracker Inc. (the “Company”) issued a press release announcing its results for the fourth fiscal quarter and full fiscal year ended March 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Jonathan Coslet
On May 9, 2025, Jonathan Coslet, a member of the Board of Directors of the Company (the “Board”), notified the Company of his decision to not stand for reelection at the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and will be departing as a director immediately following the 2025 Annual Meeting. Mr. Coslet’s decision to not stand for reelection was not the result of any disagreement with the Company on any matter. In connection with Mr. Coslet’s departure from the Board, the size of the Board will be reduced from nine directors to eight at the time of the opening of the polls at the 2025 Annual Meeting. The Company thanks Mr. Coslet for his service and contributions to the Board.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 14, 2025
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextracker Inc.

By:	/s/ Bruce Ledesma
Bruce Ledesma
Chief Legal & Compliance Officer
Date: May 14, 2025